UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 12, 2011
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Date of Report
(Date of Earliest Event Reported)

IMAGING DIAGNOSTIC SYSTEMS, INC.
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(Exact name of registrant as specified in its charter)

Florida	0-26028	22-2671269

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

5307 NW 35TH TERRACE
FORT LAUDERDALE, FL 33309
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(Address of principal executive offices)

(954) 581-9800
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(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 240.13e-4(c))

Item 8.01 Other Events

On July 12, 2011, Imaging Diagnostic Systems, Inc. (the “Company”) held its annual meeting of stockholders at the Sheraton Suites Cypress Creek, 555 NW 62nd Street, Fort Lauderdale, Florida for the following purposes:

1.	To elect two directors to serve until the next annual meeting;
2.	To approve a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock, no par value, from 950,000,000 to 2,000,000,000;
3.	To consider and act upon a proposal to adopt the Company's 2010 Non-Statutory Stock Option Plan;
4.	To ratify the appointment by the Board of Directors of Sherb & Co., LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2011;
5.	To hold an advisory vote on the compensation of our named executive officers as described in the accompanying proxy statement;
6.	To hold an advisory vote on how frequently (every one, two or three years) you prefer we conduct an advisory vote of stockholders on the compensation of our named executive officers; and
7.	To conduct any other business properly brought before the meeting.

As to proposal no. 1, the stockholders elected two incumbent directors with the following votes:

Linda B. Grable	FOR 93,997,847	WITHHELD 12,912,365
Allan L. Schwartz	FOR 92,811,350	WITHHELD 14,098,862

As to proposal no. 2, the stockholders voted in favor of the proposal.  The affirmative vote of a majority of the outstanding shares of the Common Stock present in person or by proxy at the Annual Meeting and entitled to vote was required to approve the proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares from 950,000,000 to 2,000,000,000.  The vote was as follows:

FOR 598,801,481	AGAINST 115,527,185	ABSTAIN 2,097,143

As to proposal no. 3, the stockholders voted to adopt the Company's 2010 Non-Statutory Stock Option Plan.  The affirmative vote of a majority of the outstanding shares of the Common Stock present in person or by proxy at the Annual Meeting and entitled to vote was required to approve the proposal.  The vote was as follows:

FOR 80,416,167	AGAINST 24,548,748	ABSTAIN 1,945,297

As to proposal no. 4, the stockholders voted to ratify the Board of Directors’ appointment of Sherb & Co., LLP as independent auditors of the Company for the fiscal year ending June 30, 2011.  The affirmative vote of a majority of the outstanding shares of the Common Stock present in person or by proxy at the Annual Meeting and entitled to vote was required to ratify the proposal.

FOR 687,596,229	AGAINST 22,485,887	ABSTAIN 6,343,693

As to proposal no. 5, the stockholders voted to hold an advisory vote on the compensation of our named executive officers as described in our proxy statement.  To be approved the advisory vote on the compensation of our named executive officers, must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy.  If you "Abstain" from voting, it will have the same effect as an "Against" vote.  Broker non-votes will have no effect.

FOR 91,350,893	AGAINST 13,161,967	ABSTAIN 2,397,352

As to proposal no. 6, the stockholders voted to hold an advisory vote on how frequently (every one, two or three years) they prefer the Company conducts an advisory vote of stockholders on the compensation of our executive officers as described in our proxy statement.  The stockholders voted to hold the advisory vote on executive compensation each year.

1 YEAR 94,587,673	2 YEARS 4,998,424	3 YEARS 5,582,930	ABSTAIN 1,741,185

After the adjournment of the Annual Meeting, a brief presentation of CTLM® images were shown along with comparative MRI images.  These images will soon be available on the Company’s website, www.imds.com.  The Company also announced that on July 8, 2011, they responded to the FDA’s request for additional information regarding its pending 510(k) application.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGING DIAGNOSTIC SYSTEMS, INC.

/s/ Allan L. Schwartz

By: Allan L. Schwartz
Executive Vice President and
Chief Financial Officer

Dated:  July 12, 2011